UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2015

MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 3, 2015, Molina Healthcare, Inc. (the “Company”) announced that it has entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with The Providence Service Corporation (“PSC”) and Ross Innovative Employment Solutions Corp. (“Ross” and, together with PSC, the “Sellers”).  Upon the closing of the transactions contemplated by the Purchase Agreement (the “Closing”), the Company will acquire from the Sellers all of the membership interests held by the Sellers in Providence Human Services, LLC and Providence Community Services, LLC, comprising PSC’s Human Services segment, in exchange for cash proceeds of approximately $200 million (the “Transaction”).  The purchase price will be subject to customary working capital and closing adjustments.

The Purchase Agreement contains customary representations and warranties of the parties, customary covenants regarding the conduct of business by the Sellers prior to the Closing and other typical matters. Following the Closing, the Company will have certain rights to indemnification for breaches of representations and warranties, covenants and other matters as specified in the Purchase Agreement, subject to customary baskets, caps and other limitations set forth therein and supported by an escrow of $10 million of the Transaction proceeds.

The Purchase Agreement is subject to termination under customary circumstances, including:

●	by the written consent of PSC and the Company;

●	by the nonbreaching party if any Seller, on the one hand, or the Company on the other hand, breaches its representations and warranties or covenants under certain circumstances;

●
by either PSC or the Company if the Closing is not consummated on or prior to the sixty day anniversary of the effective date of the Purchase Agreement (subject to extension to an additional fifteen business days thereafter under certain circumstances);

●
by either PSC or the Company if any governmental authority issues a judgment, order, decree or other ruling permanently enjoining, or otherwise prohibiting the transactions contemplated by the Purchase Agreement, and such judgment, order, decree or other ruling becomes final and non-appealable; and

●
by PSC in the event that all closing conditions have been satisfied or waived but Buyer fails to consummate the Closing, in which event Buyer will pay the Sellers a $15 million fee if the Purchase Agreement is terminated under this circumstance.

The Transaction is expected to close in the fourth quarter of 2015, subject to customary regulatory approvals including clearance under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, and closing conditions including the performance by the parties of their respective obligations under the Purchase Agreement and the accuracy of each party’s representations and warranties set forth therein.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report and is incorporated herein by reference.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This Current Report on Form 8-K contains “forward-looking statements” regarding the Membership Interest Purchase Agreement entered into by The Providence Service Corporation, Ross Innovative Employment Solutions Corp., and the Company. All forward-looking statements are based on current expectations that are subject to numerous risk factors that could cause actual results to differ materially. Such risk factors include, without limitation, risks related to: the timely closing of the acquisition, including the need to obtain third party consents, regulatory approvals and clearance under the Hart-Scott-Rodino (HSR) Antitrust Improvement Act of 1976; any conditions imposed on the parties in connection with consummating the transaction described herein; the ability of Providence Human Services and Providence Community Services (together, the “Acquired Companies”) to maintain relationships with customers and employees following the announcement of this transaction; the ability of the parties to satisfy other conditions to closing the transaction described herein; the integration of the operations and employees of the Acquired Companies’ businesses into the Company’s business; the retention and renewal of the Acquired Companies’ business contracts; synergies from the proposed transaction; the Acquired Companies’ future financial conditions and operating results; and the possibility that the transaction will not be completed on a timely basis or at all. Additional information regarding the risk factors to which the Company is subject is provided in greater detail in its periodic reports and filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K. These reports can be accessed under the investor relations tab of the Company’s website or on the SEC’s website at sec.gov. Given these risks and uncertainties, the Company cannot give assurances that its forward-looking statements will prove to be accurate, or that any other results or events projected or contemplated by its forward-looking statements will in fact occur, and the Company cautions investors not to place undue reliance on these statements. All forward-looking statements in this Current Report represent the Company’s judgment as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements to conform the statement to actual results or changes in the Company’s expectations that occur after the date of this Current Report.

Item 8.01. Other Events.

On September 3, 2015, the Company issued a press release relating to the Purchase Agreement, which is filed as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits:

Exhibit
No.	Description

2.1*	Membership Interest Purchase Agreement, dated as of September 3, 2015, by and among The Providence Service Corporation, Ross Innovative Employment Solutions Corp., and Molina Healthcare, Inc.

99.1	Press release of Molina Healthcare, Inc. issued September 3, 2015.

* Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: September 8, 2015	By: /s/ Jeff D. Barlow
Jeff D. Barlow Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit
No.	Description

2.1*	Membership Interest Purchase Agreement, dated as of September 3, 2015, by and among The Providence Service Corporation, Ross Innovative Employment Solutions Corp., and Molina Healthcare, Inc.

99.1	Press release of Molina Healthcare, Inc. issued September 3, 2015.

* Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.